UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21311

PIMCO High Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2013

Date of reporting period:	December 31, 2012

Item 1. Schedule of Investments

PIMCO High Income Fund Schedule of Investments

December 31, 2012 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES - 57.4%
Airlines - 1.3%
	American Airlines Pass-Through Trust,
$4,789	10.18%, 1/2/13 (b)(d)(e)	$5,411,262
858	10.375%, 1/2/21	909,307
10,236	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	11,783,445
		18,104,014
Auto Manufacturers - 2.9%
	Ford Motor Co.,
5,000	7.125%, 11/15/25	5,800,000
5,900	7.50%, 8/1/26	7,035,750
24,131	7.70%, 5/15/97	27,841,141
		40,676,891
Banking - 24.8%
5,000	AgFirst Farm Credit Bank, 7.30%, 1/31/13 (a)(b)(c)(f)(h) (acquisition cost - $4,500,000; purchased 12/7/10)	4,999,600
	Ally Financial, Inc.,
97	5.85%, 5/15/13	97,184
362	5.90%, 1/15/19 - 2/15/19	357,060
2,960	6.00%, 2/15/19 - 9/15/19	2,928,517
652	6.10%, 9/15/19	641,657
241	6.125%, 10/15/19	239,475
1,620	6.15%, 3/15/16	1,622,356
2,478	6.20%, 3/15/16 - 4/15/19	2,476,276
1,433	6.25%, 3/15/13 - 7/15/19	1,407,914
2,705	6.30%, 3/15/13 - 3/15/16	2,702,922
1,409	6.35%, 2/15/16 - 7/15/19	1,402,275
3,364	6.40%, 3/15/13 - 11/15/19	3,357,069
209	6.45%, 2/15/13	209,664
7,772	6.50%, 2/15/13 - 2/15/20	7,740,108
1,272	6.55%, 10/15/16 - 12/15/19	1,263,270
2,128	6.60%, 8/15/16 - 6/15/19	2,120,086
3,055	6.65%, 4/15/16 - 10/15/18	3,024,146
1,126	6.70%, 5/15/14 - 12/15/19	1,110,191
8,361	6.75%, 4/15/13 - 6/15/19	8,292,182
1,168	6.80%, 4/15/13 - 10/15/18	1,159,132
4,033	6.85%, 4/15/16 - 7/15/16	4,016,736
848	6.875%, 8/15/16 - 7/15/18	842,177
243	6.90%, 6/15/17 - 8/15/18	241,555
30	6.95%, 6/15/17	29,811
7,826	7.00%, 1/15/13 - 6/15/22	7,749,089
515	7.05%, 3/15/18 - 4/15/18	511,761
3,012	7.10%, 1/15/13	3,016,777
253	7.125%, 10/15/17	251,827
1,632	7.15%, 6/15/16 - 9/15/18	1,611,271
43	7.20%, 10/15/17	42,662
4,393	7.25%, 6/15/16 - 9/15/18	4,360,160
80	7.30%, 1/15/18	79,302
257	7.35%, 1/15/17 - 4/15/18	252,523
366	7.375%, 11/15/16 - 4/15/18	364,482
4,618	7.50%, 5/15/16 - 12/15/17	4,602,328
1,324	7.55%, 5/15/16	1,311,480
276	8.00%, 10/15/17 - 11/15/17	275,696
20	8.125%, 11/15/17	19,948
25	8.25%, 3/15/17	24,996
35	8.65%, 8/15/15	35,047
121	9.00%, 7/15/20	124,716
£38,655	Barclays Bank PLC, 14.00%, 6/15/19 (f)	84,166,631
	BPCE S.A. (f),
€20,000	9.00%, 3/17/15	28,115,585
4,106	9.25%, 4/22/15	5,729,222
$6,000	12.50%, 9/30/19 (a)(c)	6,969,732
576	12.50%, 9/30/19	669,094
	Credit Agricole S.A. (f),
£1,000	8.125%, 10/26/19	1,686,166
$3,100	8.375%, 10/13/19 (a)(c)	3,301,500
	LBG Capital No. 1 PLC,
€1,885	7.375%, 3/12/20	2,545,451
£900	7.588%, 5/12/20	1,538,760
3,400	7.869%, 8/25/20	5,901,464
$2,000	8.50%, 12/17/21 (a)(b)(c)(f)(h) (acquisition cost - $1,275,174; purchased 10/22/09)	2,085,000

PIMCO High Income Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
	LBG Capital No. 2 PLC,
£284	9.00%, 12/15/19	$498,385
5,500	9.125%, 7/15/20	9,622,250
850	11.25%, 9/14/23	1,561,665
$47,500	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(c)(f)	55,034,735
8,800	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f)	8,976,000
2,000	Royal Bank of Scotland PLC, 9.50%, 3/16/22 (j)	2,358,758
£21,600	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (f)	37,200,423
6,300	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19 (converts to FRN on 9/27/14)	10,346,609
		345,222,858
Chemicals - 0.4%
$6,000	Perstorp Holding AB, 8.75%, 5/15/17 (a)(c)	6,210,000

Coal - 1.1%
2,720	Murray Energy Corp., 10.25%, 10/15/15 (a)(c)	2,652,000
12,531	Westmoreland Coal Co., 10.75%, 2/1/18	12,656,310
		15,308,310
Diversified Financial Services - 10.9%
25,710	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)	16,004,475
13,002	ILFC E-Capital Trust I, 1.856%, 12/21/65 (a)(c)(j)	9,929,628
28,430	ILFC E-Capital Trust II, 6.25%, 12/21/65 (converts to FRN on 12/21/15) (a)(c)	24,449,800
18,000	International Lease Finance Corp., 6.98%, 10/15/17 (e)(j)	17,688,979
	Springleaf Finance Corp.,
10,000	5.40%, 12/1/15	9,500,000
9,100	6.90%, 12/15/17	8,190,000
385,359	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (NPFGC) (a)(b)(c)(h) (acquisition cost - $63,665,029; purchased 11/20/12 - 12/18/12)	65,410,893
		151,173,775
Electric Utilities - 4.9%
7,300	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(c)	8,150,450
2,162	Ameren Energy Generating Co., 7.95%, 6/1/32	1,545,830
23,990	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(d)	1,139,525
4,455	Energy Future Holdings Corp., 9.75%, 10/15/19	4,945,050
5,445	Energy Future Intermediate Holding Co. LLC, 9.75%, 10/15/19	6,043,950
420	GenOn REMA LLC, 9.237%, 7/2/17	463,144
43,895	NSG Holdings LLC, 7.75%, 12/15/25 (a)(c)	45,431,325
		67,719,274
Entertainment - 0.0%
550	Speedway Motorsports, Inc., 8.75%, 6/1/16	590,563

Household Products/Wares - 0.5%
6,300	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	6,583,500

Insurance - 8.6%
	American International Group, Inc.,
€8,200	8.00%, 5/22/68 (converts to FRN on 5/22/18)	12,546,767
£28,650	8.625%, 5/22/68 (converts to FRN on 5/22/18)	56,937,543
6,650	8.625%, 5/22/68 (converts to FRN on 5/22/18) (a)(b)(c)(h) (acquisition cost - $9,722,734; purchased 8/10/10 - 5/4/12)	13,215,869
€23,300	Cloverie PLC for Zurich Insurance Co., Ltd., 12.00%, 7/15/14 (e)(f)	34,728,055
$2,000	Pacific Life Insurance Co., 7.90%, 12/30/23 (a)(c)	2,498,454
		119,926,688
Oil & Gas - 0.1%
1,000	Cie Generale de Geophysique - Veritas, 7.75%, 5/15/17	1,045,000

Real Estate - 0.6%
5,041	Midwest Family Housing LLC, 6.631%, 1/1/51 (CIFG) (a)(b)(c)(e)(h) (acquisition cost - $4,052,645; purchased 9/25/12)	4,019,447
4,807	Tri-Command Military Housing LLC, 5.383%, 2/15/48 (NPFGC) (a)(b)(c)(h) (acquisition cost - $4,055,093; purchased 9/19/12)	4,233,209
		8,252,656
Telecommunications - 1.3%
1,122	CenturyLink, Inc., 7.20%, 12/1/25	1,186,306
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	16,440,127
		17,626,433
Total Corporate Bonds & Notes (cost-$663,903,159)		798,439,962

PIMCO High Income Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 12.8%
$1,863	American Home Mortgage Assets LLC, 6.25%, 6/25/37 CMO	$1,131,442
9,139	Banc of America Alternative Loan Trust, 6.00%, 3/25/36 CMO	6,622,980
	Banc of America Mortgage Trust, CMO,
66	3.006%, 2/25/36 (j)	55,303
1,596	6.00%, 3/25/37	1,498,790
	BCAP LLC Trust, CMO (a)(c)(j),
4,700	5.43%, 3/26/37	653,300
2,088	11.519%, 6/26/36	398,758
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
12,728	2.96%, 8/25/35	10,079,058
819	3.099%, 5/25/47	647,676
477	5.262%, 11/25/34	459,057
904	Bear Stearns Alt-A Trust, 3.152%, 11/25/34 CMO (j)	733,416
	Chase Mortgage Finance Corp., CMO,
59	2.912%, 12/25/35 (j)	52,014
24	5.50%, 5/25/36	22,966
326	5.769%, 9/25/36 (j)	308,637
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
207	2.927%, 7/25/46	163,414
396	2.934%, 7/25/37	312,682
1,493	3.091%, 9/25/37	1,135,065
3,247	5.57%, 8/25/37	2,373,304
3,833	5.727%, 3/25/37	3,608,188
	Countrywide Alternative Loan Trust, CMO,
673	2.92%, 2/25/37 (j)	529,313
3,070	4.249%, 7/25/46 (j)	2,300,402
1,507	5.264%, 7/25/21 (j)	1,420,274
647	5.50%, 3/25/36	475,325
1,729	6.00%, 2/25/35	1,545,146
507	6.00%, 11/25/36	364,954
5,202	6.00%, 1/25/37	4,334,619
8,430	6.00%, 2/25/37	6,420,650
4,074	6.00%, 2/25/47	3,061,134
284	6.50%, 6/25/36	192,921
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,186	2.857%, 9/20/36 (j)	721,797
131	3.09%, 9/25/47 (j)	104,710
3,689	5.50%, 10/25/35	3,678,262
4,512	5.75%, 3/25/37	3,935,654
3,510	5.75%, 6/25/37	3,226,385
1,292	6.00%, 5/25/36	1,183,629
809	6.00%, 4/25/37	748,170
12,104	6.00%, 5/25/37	11,025,173
402	6.25%, 9/25/36	347,802
2,680	Credit Suisse Mortgage Capital Certificates, 6.00%, 2/25/37 CMO	2,321,679
176	First Horizon Mortgage Pass-Through Trust, 2.567%, 5/25/37 CMO (j)	131,296
	GSR Mortgage Loan Trust, CMO,
1,122	5.50%, 5/25/36	1,000,618
1,198	6.00%, 7/25/37	1,116,475
	Harborview Mortgage Loan Trust, CMO (j),
113	5.262%, 8/19/36	91,548
1,073	5.75%, 8/19/36	751,205
15,591	JPMorgan Alternative Loan Trust, 5.65%, 3/25/37 CMO (j)	10,666,603
	JPMorgan Mortgage Trust, CMO,
714	5.575%, 1/25/37 (j)	588,400
902	5.75%, 1/25/36	876,944
480	Merrill Lynch Alternative Note Asset, 3.048%, 6/25/37 CMO (j)	301,934
297	Merrill Lynch Mortgage-Backed Securities Trust, 5.018%, 4/25/37 CMO (j)	233,080
	Residential Asset Securitization Trust, CMO,
1,809	6.00%, 9/25/36	1,157,798
5,838	6.00%, 5/25/37	5,275,788
1,231	6.25%, 10/25/36	891,508
8,336	6.25%, 9/25/37	5,879,757
573	6.50%, 8/25/36	391,631
4,886	Residential Funding Mortgage Securities I Trust, 6.25%, 8/25/36 CMO	4,453,482
	Sequoia Mortgage Trust, CMO (j),
144	2.728%, 1/20/47	115,874
1,866	5.294%, 7/20/37	1,584,960
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
1,620	5.163%, 4/25/47	1,281,330
407	5.266%, 1/25/36	301,563
9,942	5.458%, 7/25/36	6,603,971
7,509	5.612%, 11/25/36	5,602,773
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
2,506	5.478%, 4/25/37	2,154,899
1,976	5.808%, 2/25/37	1,617,337
	WaMu Mortgage Pass-Through Certificates, CMO (j),
255	2.129%, 1/25/37	198,800

PIMCO High Income Schedule of Investments

December 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$218	2.403%, 4/25/37	$163,731
2,014	2.423%, 11/25/36	1,624,194
163	2.426%, 12/25/36	128,656
463	2.496%, 2/25/37	340,169
1,049	2.685%, 2/25/37	842,230
220	2.752%, 3/25/37	195,653
413	4.738%, 5/25/37	319,936
556	4.999%, 2/25/37	456,091
12,353	5.093%, 7/25/37	11,441,941
4,007	6.087%, 10/25/36	3,532,556
	Washington Mutual Alternative Mortgage Pass-Through Certificates, CMO,
10,510	6.00%, 6/25/37	8,516,237
6,877	6.50%, 3/25/36	4,008,983
17,956	Wells Fargo Alternative Loan Trust, 6.25%, 7/25/37 CMO	15,165,754
231	Wells Fargo Mortgage-Backed Securities Trust, 3.045%, 9/25/36 CMO (j)	198,233
Total Mortgage-Backed Securities (cost-$163,824,985)		178,397,987

Shares
PREFERRED STOCK - 6.3%
Banking - 4.1%
	Ally Financial, Inc. (f),
3,000	7.00%, 1/30/13 (a)(c)	2,946,657
150,000	8.50%, 5/15/16, Ser. A (i)	3,940,500
150,000	Bank of America Corp., 8.20%, 5/1/13, Ser. H (f)	3,840,000
758,600	CoBank Acb, 11.00%, 7/1/13, Ser. C (a)(b)(c)(f)(h) (acquisition cost - $42,106,600; purchased 8/23/10 - 2/1/11)	40,167,870
200,000	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (i)	5,330,000
		56,225,027
Diversified Financial Services - 0.9%
10,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f)	12,484,375

Real Estate Investment Trust - 1.3%
14,470	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a)(b)(c)(f)(h) (acquisition cost - $15,965,050; purchased 12/3/09 - 6/6/12)	18,528,560
Total Preferred Stock (cost-$82,889,150)		87,237,962

Principal Amount (000s)
ASSET-BACKED SECURITIES - 5.0%
	Countrywide Asset-Backed Certificates,
$3,000	5.595%, 8/25/35	2,522,189
13,700	5.884%, 7/25/36	7,056,712
	Greenpoint Manufactured Housing (j),
8,388	8.14%, 3/20/30	8,132,263
33,256	8.45%, 6/20/31	31,649,089
	GSAA Trust,
637	0.51%, 3/25/37 (j)	357,992
5,401	5.80%, 3/25/37	3,233,744
17,255	Indymac Residential Asset-Backed Trust, 0.37%, 7/25/37 (j)	9,602,935
6,713	JPMorgan Mortgage Acquisition Corp., 5.266%, 1/25/37	5,470,265
2,460	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	1,824,475
444	Washington Mutual Asset-Backed Certificates, 0.36%, 5/25/36 (j)	243,633
Total Asset-Backed Securities (cost-$72,162,390)		70,093,297

SHORT-TERM INVESTMENTS - 18.5%
Repurchase Agreements - 17.8%
4,100	Barclays Capital, Inc., dated 12/31/12, 0.23%, due 1/2/13, proceeds $4,100,052; collateralized by U.S. Treasury Inflation Indexed Bonds, 3.875%, due 4/15/29, valued at $4,168,945 including accrued interest	4,100,000
50,000	Citigroup Global Markets, Inc., dated 12/31/12, 0.25%, due 1/3/13, proceeds $50,000,347; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $51,045,423 including accrued interest	50,000,000
193,700	RBC Capital Markets LLC, dated 12/31/12, 0.25%, due 1/2/13, proceeds $193,702,690; collateralized by U.S. Treasury Notes, 0.75% - 1.50%, due 7/31/16 — 12/31/17, valued at $197,668,555 including accrued interest	193,700,000
138	State Street Bank and Trust Co., dated 12/31/12, 0.01%, due 1/2/13, proceeds $138,000; collateralized by Freddie Mac, 2.10%, due 10/17/22, valued at $144,495 including accrued interest	138,000
Total Repurchase Agreements (cost-$247,938,000)		247,938,000

U.S. Treasury Obligation (g)(k)- 0.7%
10,072	U.S. Treasury Bills, 0.004%-0.066%, 1/3/13-1/17/13 (cost-$10,071,942)	10,071,942
Total Short-Term Investments (cost-$258,009,942)		258,009,942

Total Investments (cost-$1,240,789,626) (l)-100.0%		$1,392,179,150

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (“the Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $337,291,262, representing 24.2% of total investments.

(b)	Illiquid.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)	Fair-Valued—Securities with an aggregate value of $61,847,743, representing 4.4% of total investments.

(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	Restricted. The aggregate acquisition cost of such securities is $145,342,325. The aggregate market value is $152,660,448, representing 11.0% of total investments.

(i)	Dividend rate fixed until the first call date and variable thereafter.

(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on December 31, 2012.

(k)	Rates reflect the effective yields at purchase date.

(l)

At December 31, 2012, the cost basis of portfolio securities for federal income tax purposes was $1,241,757,240. Gross unrealized appreciation was $165,109,098; gross unrealized depreciation was $14,687,188; and net unrealized appreciation was $150,421,910. The difference between book and tax cost was attributable to wash sale loss deferrals.

(m)  Credit default swap agreements outstanding at December 31, 2012:

OTC sell protection swap agreements (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread (2)	Termination Date	Payments Received	Market Value(4)	Upfront Premiums Received	Unrealized Depreciation
Barclays Bank:
Argentine Republic Government International Bond	$15,000	†	6/20/13	5.00%	$(1,097,917)	$(169,109)	$(928,808)
BNP Paribas:
Venezuela Government International Bond	30,000	6.41%	12/20/17	5.00%	(1,686,450)	(1,480,517)	(205,933)
Deutsche Bank:
Venezuela Government International Bond	10,000	6.41%	12/20/17	5.00%	(562,150)	(493,636)	(68,514)
HSBC Bank:
Venezuela Government International Bond	10,000	6.41%	12/20/17	5.00%	(562,150)	(473,812)	(88,338)
					$(3,908,667)	$(2,617,074)	$(1,291,593)

†	Credit spread not quoted for asset-backed securities.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)	Interest rate swap agreements outstanding at December 31, 2012:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Premiums Paid	Unrealized Appreciation
Deutsche Bank	$1,330,000	12/18/22	3-Month USD-LIBOR	2.30%	$5,286,375	$2,945,086	$2,341,289
Morgan Stanley	2,000,000	12/18/22	3-Month USD-LIBOR	2.30%	7,898,102	5,466,000	2,432,102
					$13,184,477	$8,411,086	$4,773,391

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Appreciation (Depreciation)
Barclays Bank (CME)	$200,000	6/16/20	3-Month USD-LIBOR	4.00%	$38,417,314	$3,905,493
Goldman Sachs (CME)	500,000	6/20/17	3-Month USD-LIBOR	3.75%	67,621,618	(3,016,088)
Goldman Sachs (CME)	500,000	12/18/18	1.25%	3-Month USD-LIBOR	(1,199,365)	(1,439,365)
Goldman Sachs (CME)	200,000	12/18/23	2.00%	3-Month USD-LIBOR	2,299,930	(458,070)
					$107,139,497	$(1,008,030)

(o)	Forward foreign currency contracts outstanding at December 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
130,709,000 British Pound settling 1/2/13	Goldman Sachs	$212,846,536	$212,330,225	$(516,311)
32,980,000 Euro settling 1/2/13	Bank of America	43,714,990	43,531,977	(183,013)
32,981,000 Euro settling 1/2/13	UBS	43,831,749	43,533,297	(298,452)
Sold:
64,870,000 British Pound settling 1/2/13	BNP Paribas	104,105,322	105,378,066	(1,272,744)
968,000 British Pound settling 1/2/13	Citigroup	1,561,777	1,572,468	(10,691)
64,871,000 British Pound settling 1/2/13	Goldman Sachs	103,822,144	105,379,691	(1,557,547)
130,709,000 British Pound settling 2/4/13	Goldman Sachs	212,824,969	212,311,926	513,043
32,980,000 Euro settling 2/4/13	Bank of America	43,729,336	43,543,850	185,486
65,961,000 Euro settling 1/2/13	BNP Paribas	85,421,804	87,065,274	(1,643,470)
32,981,000 Euro settling 2/4/13	UBS	43,845,106	43,545,170	299,936
				$(4,483,763)

At December 31, 2012, the Fund held $29,280,000 in cash as collateral and pledged cash collateral of $15,386,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(p)

The weighted average daily balance of reverse repurchase agreements during the nine months ended December 31, 2012 for the Fund was $56,275,171, at a weighted average interest rate of 0.67%. There were no open reverse repurchase agreements at December 31, 2012.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the nine months ended December 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at December 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/12
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$—	$—	$18,104,014	$18,104,014
Diversified Financial Services	—	133,484,796	17,688,979	151,173,775
Electric Utilities	—	67,256,130	463,144	67,719,274
Insurance	—	85,198,633	34,728,055	119,926,688
Real Estate	—	4,233,209	4,019,447	8,252,656
All Other	—	433,263,555	—	433,263,555
Mortgage-Backed Securities	—	177,345,929	1,052,058	178,397,987
Preferred Stock:
Banking	13,110,500	43,114,527	—	56,225,027
All Other	—	31,012,935	—	31,012,935
Asset-Backed Securities	—	70,093,297	—	70,093,297
Short-Term Investments	—	258,009,942	—	258,009,942
Total Investments in Securities - Assets	$13,110,500	$1,303,012,953	$76,055,697	$1,392,179,150
Other Financial Instruments* - Assets
Foreign Exchange Contracts	$—	$998,465	$—	$998,465
Interest Rate Contracts	—	8,678,884	—	8,678,884
Total Other Financial Instruments* - Assets	$—	$9,677,349	$—	$9,677,349
Other Financial Instruments* - Liabilities
Credit Contracts	$—	$(1,291,593)	$—	$(1,291,593)
Foreign Exchange Contracts	—	(5,482,228)	—	(5,482,228)
Interest Rate Contracts	—	(4,913,523)	—	(4,913,523)
Total Other Financial Instruments* - Liabilities	$—	$(11,687,344)	$—	$(11,687,344)
Total Investments	$13,110,500	$1,301,002,958	$76,055,697	$1,390,169,155

At December 31, 2012, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended December 31, 2012, was as follows:

	Beginning Balance 3/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 12/31/12
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$18,661,529	$—	$(2,167,017)	$(89,680)	$(178,006)	$1,877,188	$—	$—	$18,104,014
Diversified Financial Services	16,460,217	—	—	499,693	—	729,069	—	—	17,688,979
Electric Utilities	15,339,703	—	(12,157,823)	(1,778)	(1,832)	(1,575,601)	—	(1,139,525)	463,144
Insurance	31,438,829	—	—	—	—	3,289,226	—	—	34,728,055
Real Estate	—	4,052,645	—	947	—	(34,145)	—	—	4,019,447
Mortgage-Backed Securities	739,670	—	(1,197,216)	196,985	995,936	316,683	—	—	1,052,058
Preferred Stock:
Financial Services	563,937	—	(714,000)	—	84,000	66,063	—	—	—
Total Investments	$83,203,885	$4,052,645	$(16,236,056)	$606,167	$900,098	$4,668,483	$—	$(1,139,525)	$76,055,697

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2012:

	Ending Balance at 12/31/12	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Corporate Bonds & Notes	$56,436,481	Benchmark Pricing	Security Price Reset	$79.73 - $98.27; EUR 112.92
Corporate Bonds & Notes	18,567,158	Third-Party Pricing Vendor	Single Broker Quote	$106.00 - $115.12
Mortgage-Backed Securities	1,052,058	Third-Party Pricing Vendor	Single Broker Quote	$13.90 - $19.10
Total Investments	$76,055,698

* Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments, which the Fund held at December 31, 2012 was $6,290,917.

Glossary:

£ - British Pound

CIFG - insured by CDC IXIS Financial Guaranty Services, Inc.

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€/EUR - Euro

FRN - Floating Rate Note

LIBOR - London Inter-Bank Offered Rate

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

Item 2. Controls and Procedures

(a)   The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)   There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO High Income Fund

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: February 21, 2013

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: February 21, 2013

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 21, 2013